UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: June 9, 2006
(Date of earliest event reported)
LIBBEY INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-12084 (Commission File Number)	34-1559357 (IRS Employer Identification No.)
300 Madison Avenue
Toledo, Ohio 43604
(Address of principal executive offices, including zip code)
(419) 325-2100
(Registrant’s telephone number, including area code)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
On June 9, 2006, Libbey Glass Inc. (“Libbey Glass”), a wholly owned subsidiary of Libbey Inc. (“Libbey”), and Libbey entered into a purchase agreement (the “Senior Secured Note Purchase Agreement”) pursuant to which it agreed to sell $306 million aggregate principal amount of floating rate senior secured notes due 2011 (the “Senior Secured Notes”) to the initial purchasers named therein (the “Initial Purchasers”) in a private placement. The net proceeds from the offering, after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by Libbey Glass, are expected to be $290.3 million. The Senior Secured Notes will bear interest semiannually at a rate equal to six-month LIBOR plus 7.0% and were offered at a discount of 2% of face value.
On June 9, 2006, Libbey Glass and Libbey entered into a purchase agreement (the “Unit Purchase Agreement”) pursuant to which they agreed to sell units consisting of $102 million aggregate principal amount 16% senior subordinated secured pay-in-kind notes due 2011 of Libbey Glass (the “PIK Notes”) and detachable warrants to purchase a number of shares equal to an aggregate of three percent of Libbey’s currently outstanding common stock, on a fully diluted basis (the “Warrants”) to a purchaser named therein (the “Unit Purchaser”) in a private placement. The net proceeds from the offering, after deducting a placement agent’s discount and the estimated offering expenses payable by Libbey Glass, are expected to be $96.8 million. The PIK Notes will bear interest semiannually at a rate of 16%, with interest payable in kind through the first three years, and were offered at a discount of 2% of face value. Each Warrant will be exercisable at a 10% premium over the average market price of Libbey common stock as determined during a specified number of consecutive trading days prior to issuance of the Warrants.
The Senior Secured Notes and the PIK Notes will be guaranteed by Libbey and all of Libbey Glass’ existing and future subsidiaries that guarantee any of Libbey Glass’ debt or debt of any subsidiary guarantor. The Senior Secured Notes and related guarantees will have the benefit of a second-priority lien, subject to permitted liens, on collateral consisting of substantially all the tangible and intangible assets of Libbey Glass and its subsidiary guarantors (the “Collateral”) that secure all of the indebtedness under Libbey Glass’ new senior secured credit facility to be entered into concurrently with the closing of the offering of the Senior Secured Notes (the “ABL Facility”). The Collateral will not include the assets of non-guarantor subsidiaries that will secure the ABL Facility. The PIK Notes and related guarantees will be senior subordinated obligations of Libbey Glass and the guarantors of the PIK Notes, and will have the benefit of a third-priority lien, subject to permitted liens, on the Collateral.
The closing of the sale of the Senior Secured Notes, the PIK Notes and the Warrants and is expected to occur on June 16, 2006, subject to customary closing conditions. The Senior Secured Notes, the PIK Notes, the related guarantees, the Warrants and the shares of Libbey common stock issuable upon exercise of the Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and may not be offered or sold in the United States or to U.S. persons absent registration or an applicable exemption from the registration requirements. Libbey Glass will offer and sell the Senior Secured Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers will sell the Senior Secured Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act, and to non-U.S. persons pursuant to the exemption from registration provided by Regulation S under the Securities Act. Libbey Glass will offer and sell the PIK Notes and the Warrants to an accredited investor within the meaning of Rule 501(a) of Regulation D in reliance on the exemption from registration provided by Section 4(2) under the Securities Act. Libbey Glass will rely on these exemptions from registration based in part on representations made by the Initial Purchasers in the Senior Secured Note Purchase Agreement and the Unit Purchaser in the Unit Purchase Agreement.
This report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
Section 3—Securities and Trading Markets
Item 3.02. Unregistered Sales of Equity Securities.
On June 9, 2006, Libbey agreed to sell the Warrants to the Unit Purchaser. The Warrants will be exercisable for a number of shares equal to an aggregate of three percent of Libbey’s currently outstanding common stock, on a fully diluted basis, at a 10% premium over the average market price of Libbey common stock as determined during a specified number of consecutive trading days prior to their issuance. The Warrants were issued in conjunction with the PIK Notes for expected net proceeds, after deducting a placement agent’s discount and the estimated offering expenses payable by Libby Glass, of $96.8 million. The shares of common stock issuable upon conversion of the Warrants have not been registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States or to U.S. persons absent registration or an applicable exemption from the registration requirements.
This report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The information provided in Item 1.01 is incorporated herein by reference.
Section 7—Regulation FD
Item 7.01 Regulation FD Disclosure.
In a press release issued on June 12, 2006, Libbey Inc. announced that Libbey Glass has priced the private offering of the Senior Secured Notes and the private offering of the PIK Notes and the Warrants. A copy of the press release is attached hereto as Exhibit 99.1, is incorporated herein by reference and is hereby filed.
Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (d)     Exhibits.
               99.1     Press Release dated June 12, 2006.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 12, 2006

LIBBEY INC.
By:	/s/ Scott M. Sellick
	Name:	Scott M. Sellick
	Title:	Vice President, Chief Financial Officer (Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description	Page No.
99.1	Text of press release dated June 12, 2006	E-1